UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of Earliest Event Reported):
May 10, 2018 (May 9, 2018)

Commission file number: 001-35653
SUNOCO LP
(Exact name of registrant as specified in its charter)

Delaware	30-0740483
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
8020 Park Lane, Suite 200 Dallas, TX 75231 (Address of principal executive offices, including zip codes)

Registrant’s telephone number, including area code: (832) 234-3600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
The following information is furnished under Item 2.02, “Results of Operations and Financial Condition.” This information, including the information contained in Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On May 9, 2018, Sunoco LP issued a news release announcing its financial results for the first fiscal quarter ended March 31, 2018 and providing access information for an investor conference call to discuss those results. A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 2.02. The conference call will be available for replay approximately 60 days following the date of the call at www.SunocoLP.com.

Item 7.01. Regulation FD Disclosure.

The following information is furnished under Item 7.01, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 9, 2018, the Partnership posted an investor presentation to its website.  The presentation is available at www.SunocoLP.com in the Investor Relations section under Events & Presentations.  A copy of the presentation is furnished and attached as Exhibit 99.2  hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
 In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

Exhibit Number	Exhibit Description
99.1	News Release of Sunoco LP, dated May 9, 2018
99.2	Investor Presentation, dated May 9, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP
	By:	Sunoco GP LLC, its general partner
Date: May 10, 2018	By:	/s/ Leta McKinley
Leta McKinley
Vice President, Controller and Principal Accounting Officer